UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2012

TODAYS ALTERNATIVE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-32044	16-1576984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

191 Post Road West
Westport, CT	06880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 880-0994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Russell Bedford, RBSM LP has ceased being the client’s auditor effective September 10, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an Exhibit to this Current Report on Form 8-K.

Exhibit No.	Description of Exhibit
16.1	Resignation Letter of RBSM LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODAYS ALTERNATIVE ENERGY CORPORATION
(Registrant)

Date:September 11, 2012	By:	/s/ Albertus Hendrik van Leiden
Albertus Hendrik van Leiden
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director